Warrant Liabilities	6 Months Ended
Jun. 30, 2024
Warrant Liabilities [Abstract]
WARRANT LIABILITIES
19	WARRANT LIABILITIES

The warrants are initially recognized at fair value, and in subsequent periods measured at fair value through profit or loss with any changes in fair value recognized in profit or loss until the warrants are exercised, redeemed, or expire. The public warrants are listed on NASDAQ under the symbol “ANGHW”.

Streaming entered into a warrant purchase agreement dated April 1, 2024 where Streaming has purchased an aggregate of 13,426,246 warrants at a purchase price of USD 0.0764 per warrant having a strike price of USD 11.50 each.

As of June 30, 2024, and December 31, 2023, the Group has outstanding 10,000,000 public warrants, 14,146,246 private placement warrants and 152,800 service warrants. The carrying value the warrants as of June 30, 2024 is USD 1,942,282 (December 31, 2023: USD 1,137,946).

The fair value change of the warrant liabilities recognized in the condensed interim consolidated statement of comprehensive income has an increase of USD 221,413 for the six-month period ended June 30, 2024 (decrease of USD 208,383 for the six-month period ended June 30, 2023).

The warrants are fair valued using Black-Scholes model. The following assumptions are used in calculating the fair values of the warrants:

	(Unaudited)	(Audited)
	June 30, 2024	December 31, 2023

Volatility	113%	130%
Risk-free rate	3.794%	3.794%